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                                                                 Exhibit 10.32








                 AMENDED AND RESTATED EXPORT-IMPORT BANK LOAN AND
                                SECURITY AGREEMENT
                           INVISION TECHNOLOGIES, INC.

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                                TABLE OF CONTENTS

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1        ACCOUNTING AND OTHER TERMS..........................................................................4

2        LOAN AND TERMS OF PAYMENT...........................................................................4
         2.1      Advances...................................................................................4
         2.2      Overadvances...............................................................................5
         2.3      Interest Rate, Payments....................................................................5
         2.4      Fees.......................................................................................5
         2.5      Use of Proceeds............................................................................5

3        CONDITIONS OF LOANS.................................................................................5
         3.1      Conditions Precedent to Initial Advance....................................................6
         3.2      Conditions Precedent to all Advances.......................................................6

4        CREATION OF SECURITY INTEREST.......................................................................6
         4.1      Grant of Security Interest.................................................................6

5        REPRESENTATIONS AND WARRANTIES......................................................................6
         5.1      Domestic Loan Documents....................................................................6

6        AFFIRMATIVE COVENANTS...............................................................................6
         6.1      Domestic Loan Documents....................................................................6
         6.2      EXIM Insurance.............................................................................6
         6.3      Borrower Agreement.........................................................................7
         6.4      Terms of Sale..............................................................................7
         6.5      Reporting Requirement......................................................................7
         6.6      Further Assurances.........................................................................7

7        NEGATIVE COVENANTS..................................................................................7
         7.1      Domestic Loan Documents....................................................................7
         Violate or fail to comply with the Domestic Loan Documents..........................................7
         7.2      Borrower Agreement.........................................................................7
         7.3      Exim Agreement.............................................................................7

8        EVENTS OF DEFAULT...................................................................................7
         8.1      Payment Default............................................................................8
         8.2      Covenant Default...........................................................................8
         8.3      Exim Guarantee.............................................................................8

9        BANK'S RIGHTS AND REMEDIES..........................................................................8
         9.1      Rights and Remedies........................................................................8
         9.2      Power of Attorney..........................................................................8
         9.3      Accounts Collection........................................................................9
         9.4      Bank Expenses..............................................................................9
         9.5      Bank's Liability for Collateral............................................................9
         9.6      Remedies Cumulative........................................................................9
         9.7      Demand Waiver..............................................................................9
         9.8      Exim Direction.............................................................................9
         9.9      Exim Notification..........................................................................9

10       NOTICES............................................................................................10

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11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER.........................................................10

12       GENERAL PROVISIONS.................................................................................10
         12.1     Successors and Assigns....................................................................10
         12.2     Indemnification...........................................................................10
         12.3     Time of Essence...........................................................................10
         12.4     Severability of Provision.................................................................11
         12.5     Amendments in Writing, Integration........................................................11
         12.6     Counterparts..............................................................................11
         12.7     Survival..................................................................................11
         12.8     Confidentiality...........................................................................11
         12.9     Effect of Amendment and Restatement.......................................................11

13       DEFINITIONS........................................................................................11
         13.1     Definitions...............................................................................11
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         THIS AMENDED AND RESTATED EXPORT-IMPORT BANK LOAN AND SECURITY
AGREEMENT dated May 4, 1999, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and INVISION TECHNOLOGIES,
INC. ("Borrower"), whose address is 7151 Gateway Boulevard, Newark, California
94560.

                                    RECITALS

         A. Bank and Borrower are parties to that certain Export-Import Bank Loan and Security Agreement dated February 20, 1997, as amended (collectively, the "Original Agreement").

         B. Borrower and Bank desire in this Exim Agreement to set forth their agreement with respect to a working capital loan and to amend and restate in its entirety without novation the Original Exim Agreement in accordance with the provisions herein.

                                   AGREEMENT

         The parties agree as follows:

1        ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Exim Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. This Exim Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2        LOAN AND TERMS OF PAYMENT

2.1      ADVANCES.

         Borrower will pay Bank the unpaid principal amount of all Advances and interest on the unpaid principal amount of the Advances.

2.1.1    REVOLVING ADVANCES.

         Bank will make Advances not exceeding (i) the Exim Committed Line or
(ii) the Borrowing Base, whichever is less minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and minus (iii) the Foreign Exchange Reserve. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Exim Agreement.

         (a) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Credit Extensions under this Exim Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Credit Extensions are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss suffered by Bank from that reliance.

         (b) The Exim Committed Line terminates on the Exim Maturity Date, when all Advances and other amounts due under this Exim Agreement are immediately payable.

2.1.2    LETTERS OF CREDIT.

         Bank will issue or have issued Letters of Credit for Borrower's account, to serve as bid bonds when the Borrower has no export order, provided that the Borrower submits to Bank a copy of request for proposal or other form of invitation to bid, in form and substance acceptable to Bank. Letters of Credit

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shall not exceed (i) the lesser of the Exim Committed Line or the Borrowing
Base minus (ii) the outstanding principal balance of the Advances, but the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $2,000,000. Each Letter of Credit will expire no later than 180 days after the Revolving Maturity Date provided Borrower's Letter of Credit reimbursement obligation is secured by cash on terms acceptable to Bank at any time after the Exim Maturity Date if the term of this Agreement is not extended by Bank.

2.1.3    FOREIGN EXCHANGE SUBLIMIT.

         If there is availability under the Committed Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of $1,000,000 (the "FX Sublimit"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Sublimit. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

2.2      OVERADVANCES.

         If Borrower's Obligations under Section 2.1.1 exceed the lesser of either (i) the Exim Committed Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3      INTEREST RATE, PAYMENTS.

         (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

         (b) Payments. Interest due on the Exim Committed Line is payable on the 20th of each month. Bank may debit any of Borrower's deposit accounts including Account Number __________________________ for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4      FEES.

         Borrower will pay:

         (a) Bank Expenses. All Bank Expenses incurred through and after the date of this Exim Agreement, (including reasonable attorneys' fees and expenses) payable when due.

         (b) Exim Fee. A fully earned, non-refundable facility Fee of $37,500 will be due on the Closing Date.

         (c) Exim Bank Expenses. On the Closing Date, Exim Bank Expenses incurred through the date hereof.

2.5      USE OF PROCEEDS.

         Borrower will use the proceeds of the Advances only for the purposes specified in the Borrower Agreement. Borrower will not use the proceeds of the Advances for any purpose prohibited by the Borrower Agreement.

3        CONDITIONS OF LOANS

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3.1      CONDITIONS PRECEDENT TO INITIAL ADVANCE.

         Bank's obligation to make the initial Advance is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2      CONDITIONS PRECEDENT TO ALL ADVANCES.

         Bank's obligations to make each Advance, including the initial Advance, is subject to the following:

         (a) timely receipt of any export purchase order and a Borrowing Base Certificate relating to the request;

         (b) receipt of a Payment/Advance Form;

         (c) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Advance. Each Advance is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true; and

         (d) the Exim Guarantee will be in full force and effect.

4        CREATION OF SECURITY INTEREST

4.1      GRANT OF SECURITY INTEREST.

         Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral.

5        REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

5.1      DOMESTIC LOAN DOCUMENTS.

         The representations and warranties contained in the Domestic Loan Documents, which are incorporated into this Agreement, are true and correct.

6        AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

6.1      DOMESTIC LOAN DOCUMENTS.

         Borrower will comply with all the provisions of the Domestic Loan Documents.

6.2      EXIM INSURANCE.

         If required by Bank, Borrower will obtain, and pay when due all premiums with respect to, and maintain uninterrupted foreign credit insurance. In addition, Borrower will execute in favor of Bank an assignment of proceeds of any insurance policy obtained by Borrower and issued by Exim Bank insuring against comprehensive commercial and political risk (the "EXIM Bank Policy"). The insurance proceeds from the EXIM Bank Policy assigned or paid to Bank will be applied to the balance outstanding under this Exim Agreement. Borrower will immediately notify Bank and Exim Bank in writing upon submission of any

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claim under the Exim Bank Policy. Then Bank will not be obligated to make any further Credit Extensions to Borrower without prior approval from Exim Bank.

6.3      BORROWER AGREEMENT.

         Borrower will comply with all terms of the Borrower Agreement. If any provision of the Borrower Agreement conflicts with any provision contained in this Exim Agreement, the more strict provision, with respect to the Borrower, will control.

6.4      TERMS OF SALE.

         Borrower will cause all sales of products on which the Credit Extensions are based to be (i) supported by one or more irrevocable letters of credit in an amount and of matter, naming a beneficiary and issued by a financial institution acceptable to Bank or (ii) on open account to creditworthy buyers that have written pre-approval from Bank and Exim Bank.

6.5      REPORTING REQUIREMENT.

         (a) Borrower shall deliver all reports, certificates and other documents to Bank as provided in the Borrower Agreement. In addition, Borrower shall comply with the reporting requirements set forth in the Domestic Loan Documents;

         (b) At the time of each Advance and within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable, accounts payable and inventory schedules together with point of sales reports and sell through reports, unless there are no borrowings under the Exim Committed Line including the issued Letters of Credits; and

         (c) Bank has the right to audit Borrower's Collateral at Borrower's expense, but the audits will be conducted no more often than semi-annually unless (i) there are no borrowings under the Exim Committed Line including the issued Letters of Credit and (ii) an Event of Default has occurred and is continuing.

6.6      FURTHER ASSURANCES.

         Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Exim Agreement.

7        NEGATIVE COVENANTS

         Borrower will not do any of the following:

7.1      DOMESTIC LOAN DOCUMENTS.

         Violate or fail to comply with the Domestic Loan Documents.

7.2      BORROWER AGREEMENT.

         Violate or fail to comply with any provision of the Borrower Agreement.

7.3      EXIM AGREEMENT.

         Take an action, or permit any action to be taken, that causes, or could be expected to cause, the Exim Guarantee to not be in full force and effect.

8        EVENTS OF DEFAULT

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         Any one of the following is an Event of Default:

8.1      PAYMENT DEFAULT.

         If Borrower fails to pay any of the Obligations when due;

8.2      COVENANT DEFAULT.

         If Borrower violates any covenant in this Exim Agreement or in any of the Domestic Loan Documents or the Borrower Agreement or an Event of Default occurs under this Exim Agreement or the Domestic Loan Documents.

8.3      EXIM GUARANTEE.

         If the Exim Guarantee ceases for any reason to be in full force and effect, or if the Exim Bank declares the Exim Guarantee void or revokes any obligations under the Exim Guarantee.

9        BANK'S RIGHTS AND REMEDIES

9.1      RIGHTS AND REMEDIES.

         When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Exim Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

         (g) Dispose of the Collateral according to the Code.

9.2      POWER OF ATTORNEY.

         Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on

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terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Advances terminates.

9.3      ACCOUNTS COLLECTION.

         When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4      BANK EXPENSES.

         If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5      BANK'S LIABILITY FOR COLLATERAL.

         If Bank complies with reasonable banking practices it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6      REMEDIES CUMULATIVE.

         Bank's rights and remedies under this Exim Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7      DEMAND WAIVER.

         Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

9.8      EXIM DIRECTION.

         Upon the occurrence of an Event of Default, Exim Bank shall have right to (i) direct Bank to exercise the remedies specified in Section 9.1 and (ii) request that Bank accelerate the maturity of any other loans to Borrower.


9.9      EXIM NOTIFICATION.

         Bank has the right to immediately notify Exim Bank in writing if it has knowledge of any of the following events: (1) any failure to pay any amount due under this Exim Agreement; (2) the Borrowing

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Base is less than the sum of the outstanding Credit Extensions; (3) any failure to pay when due any amount payable to Bank under any Loan owing by Borrower to Bank; (4) the filing of an action for debtor's relief by, against or on behalf of Borrower; (5) any threatened or pending material litigation against Borrower, or any dispute involving Borrower.

         If Bank sends a notice to Exim Bank, Bank has the right to send Exim Bank a written report on the status of events covered by the notice every 30 days after the date of the original notification, until Bank files a claim with Exim Bank or the defaults have been cured (but no Credit Extensions may be required during the cure period unless Exim Bank gives its written approval). If directed by Exim Bank, Bank will have the right to exercise any rights it may have against the Borrower to demand the immediate repayment of all amounts outstanding under the Exim Loan Documents.

10       NOTICES

         All notices or demands by any party about this Exim Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses first written above. A Party may change its notice address by giving the other Party written notice.

11       CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

         California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12       GENERAL PROVISIONS

12.1     SUCCESSORS AND ASSIGNS.

         This Exim Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Exim Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Exim Agreement.

12.2     INDEMNIFICATION.

         Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3     TIME OF ESSENCE.

         Time is of the essence for the performance of all obligations in this Exim Agreement.

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12.4     SEVERABILITY OF PROVISION.

         Each provision of this Exim Agreement is severable from every other provision in determining the enforceability of any provision.

12.5     AMENDMENTS IN WRITING, INTEGRATION.

         All amendments to this Exim Agreement must be in writing. This Exim Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Exim Agreement merge into this Exim Agreement and the Loan Documents.

12.6     COUNTERPARTS.

         This Exim Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7     SURVIVAL.

         All covenants, representations and warranties made in this Exim Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8     CONFIDENTIALITY.

         In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Exim Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9     EFFECT OF AMENDMENT AND RESTATEMENT.

         This Exim Agreement is intended to and does completely amend and restate, without novation, the Original Exim Agreement. All advances or loans outstanding under the Original Exim Agreement are and shall continue to be outstanding under this Exim Agreement. All security interests granted under the Original Exim Agreement are hereby confirmed and ratified and shall continue to secure all Obligations under this Exim Agreement.

13       DEFINITIONS

13.1     DEFINITIONS.

         Except as otherwise defined, terms that are capitalized in this Exim Agreement will have the same meaning assigned in the Domestic Loan Documents. In this Exim Agreement:

         "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Exim Committed Line.

         "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

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         "BORROWER AGREEMENT" is the Export-Import Bank of the United States
Working Capital Guarantee Program Borrower Agreement between Borrower and Bank.

         "BORROWING BASE" is an amount equal to the sum of (i) ninety percent (90%) of Exim Eligible Foreign Accounts plus (ii) seventy percent (70%) of the Exim Eligible Foreign Inventory and work in process net of advance payments/deposits minus (iii) twenty five percent (25%) of collateral requirement on issuance of standby Letters of Credit to support bid and/or performance bonds.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CLOSING DATE" is the date of this Exim Agreement.

         "CODE" is the California Uniform Commercial Code.

         "COLLATERAL" is the property described on EXHIBIT A.

         "DOMESTIC LOAN DOCUMENTS" means that certain Amended and restated Loan and Security Agreement of even date between Borrower and Bank.

         "EXIM BANK" is the Export-Import Bank of the United States.

         "EXIM BANK EXPENSES" are all audit fees and expenses; reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Exim Loan Documents (including appeals or Insolvency Proceedings) and the fees that the Bank pays to the Exim Bank in consideration of the issuance of the Exim Guarantee.

         "EXIM COMMITTED LINE" is $2,500,000.

         "EXIM ELIGIBLE FOREIGN ACCOUNTS" are Accounts payable in United States Dollars that arise in the ordinary course of Borrower's business from Borrower's sale of Eligible Foreign Inventory (i) that the account debtor does not have its principal place of business in the United States and (ii) that have been assigned and comply with all of Borrower's representations and warranties in; BUT Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Exim Eligible Foreign Accounts will not include:

         (a) Accounts that the account debtor has not paid within 120 days of invoice date;

         (b) Accounts which are more than sixty (60) calendar days past the original due date, unless it is insured through Exim Bank export credit insurance for comprehensive commercial and political risk, or through Exim Bank approved private insurers for a comparable coverage, in which case ninety (90) calendar days shall apply;

         (c) Credit balances over 90 days from invoice date;

         (d) Accounts evidenced by a letter of credit until the date of shipment of the items covered by the subject letter of credit;

         (e) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

         (f) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

         (g) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

         (h) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

         (i) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

         (k) Accounts generated by the sale of products purchased for military purposes;

         (l) Accounts generated by the sales of Inventory which constitute defense articles or defense services;

         (m) Accounts excluded from the Borrowing Base under the Borrower Agreement.

         (n) Accounts for which Bank or Exim Bank determines collection to be doubtful.

         "EXIM ELIGIBLE FOREIGN INVENTORY" is Borrower's Inventory purchased or manufactured for resale located in the United States, other than Inventory that is excluded under the Borrower Agreement and this Exim Agreement. Exim Eligible Foreign Inventory will not include the following:

         (a)   Inventory not located in the United States;

         (b)   Any demonstration Inventory or Inventory sold on consignment;

         (c)   Inventory consisting of proprietary software;

         (d)   Inventory previously exported from the United States;

         (e)   Inventory which constitutes defense articles or defense services;

         (f) Inventory destined for shipment to prohibited countries in which Exim Bank is legally prohibited from doing business.

         (g) Inventory destined for shipment to a county in which Exim coverage is not available

         (h)   Inventory with offsetting claims;

         (i) Inventory that is damaged, defective, obsolete, returned, recalled or unfit for further processing; and

         (j) Inventory which is to be incorporated into items whose sale would result in an ineligible Account Receivable.

         "EXIM GUARANTEE" is that certain Master Guarantee Agreement or other agreement, as amended from time to time, the terms of which are incorporated into this Exim Agreement.

         "EXIM LOAN DOCUMENTS" is the Exim Agreement, the Domestic Loan Documents, any note or notes executed by Borrower or any other agreement entered into in connection with this Exim Loan Agreement, pursuant to which Exim Bank guarantees Borrower's obligations under this Exim Agreement.

         "EXIM MATURITY DATE" is April 20, 2000.

         "EXPORT ORDER" is a written export order or contract for the purchase by the buyer from the Borrower of any finished goods or services which are intended for export.

         "LOAN DOCUMENTS" are, collectively, this Exim Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Exim Agreement, all as amended, extended or restated.

         "MATERIAL ADVERSE CHANGE" is defined in The Domestic Loan Documents.

         "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

         "ORIGINAL EXIM AGREEMENT" has the meaning set forth in recital paragraph A.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "SCHEDULE" is any attached schedule of exceptions.


BORROWER:

Invision Technologies, Inc.

By: /s/ Tim Black
   ---------------------------------------------------------------
Title: Chief Operating Officer
      ------------------------------------------------------------


BANK:

SILICON VALLEY BANK

By: /s/ Pamela S. Doyle
   ---------------------------------------------------------------
Title: Senior Vice President, Corporate Services Division
      ------------------------------------------------------------

                                    EXHIBIT A


         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All of Borrower's export-related Inventory and all export-related Accounts arising therefrom, and

         All proceeds, accessions, replacements, additions, together with Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions therefor.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO: CENTRAL CLIENT SERVICE DIVISION               DATE:
                                                       -----------------------
FAX#:  (408) 496-2426                             TIME:
                                                       -----------------------

FROM:  Invision Technologies, Inc.
       -----------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
               ---------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                       -------------------------------------------------------

PHONE NUMBER:
               ---------------------------------------------------------------

FROM ACCOUNT #                    TO ACCOUNT #
                ----------------                ------------------------------

REQUESTED TRANSACTION TYPE                  REQUESTED DOLLAR AMOUNT
--------------------------                  -----------------------

PRINCIPAL INCREASE (ADVANCE)                $
                                             ---------------------------------
PRINCIPAL PAYMENT (ONLY)                    $
                                             ---------------------------------
INTEREST PAYMENT (ONLY)                     $
                                             ---------------------------------
PRINCIPAL AND INTEREST (PAYMENT)            $
                                             ---------------------------------

OTHER INSTRUCTIONS:
                     ---------------------------------------------------------

------------------------------------------------------------------------------

All Borrower's representations and warranties in the Amended and Restated Export-Import Bank Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


-------------------------------------              ---------------------------
            Authorized Requester                            Phone #


-------------------------------------              ---------------------------
            Received By (Bank)                              Phone #


                      -------------------------------------
                           Authorized Signature (Bank)

                                    EXHIBIT C

                           BORROWING BASE CERTIFICATE
                               COLLATERAL SCHEDULE
                          (FOREIGN A/R LINE OF CREDIT)

---------------------------------------------------------------------------------------------------------
BORROWER:     INVISION TECHNOLOGIES, INC.                        BANK:     SILICON VALLEY BANK
---------------------------------------------------------------------------------------------------------
     FOREIGN ACCOUNTS RECEIVABLE FROM EXPORT ACTIVITIES
          1.  Foreign Accounts Receivable Book Value as of ___________                    $______________
          2.  Additions (please explain on reverse)                                       $______________
          3.  TOTAL FOREIGN ACCOUNTS RECEIVABLE                                           $______________

     ACCOUNTS RECEIVABLE DEDUCTIONS
          4.  Accounts over 120 days                                   $____________
          5.  Balance of over 60 day accounts
              unless insured through Exim Bank,
              in which case 90 days applies.                           $____________
          6.  Credit Balances over 90 days                             $____________
          7.  Accounts not payable in the U.S. Dollars or
              payable in other than U.S. Dollars                       $____________
          8.  Governmental and Military Accounts                       $____________
          9.  Contra Accounts                                          $____________
         10.  Promotion, Demo or Consignment Accounts                  $____________
         11.  Intercompany/Employee and affiliate Accounts             $____________
         12.  Accounts in the form of L/Cs, if subject items
              have not yet been shipped by Borrower                    $____________
         13.  Accounts arising from Inventory not originally
              located in and shipped from the U.S.                     $____________
         14.  Accounts arising from the sale of defense
              articles or items                                        $____________
         15.  Accounts of buyers located in or from countries
              in which shipment is prohibited                          $____________
         16.  Excess of Credit Limit                                   $____________
         17.  Other exclusions                                         $____________
         18.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                     $______________
         19.  Eligible Accounts (No. 3 - No. 18)                                       $______________
         20.  Loan Value of Accounts (90%-Advance)                     $____________

     INVENTORY
         21.  Inventory Book Value as of ____________________                          $______________
         22.  Additions (please explain on reverse)                                    $______________
         23.  TOTAL INVENTORY                                                          $______________

     INVENTORY DEDUCTIONS
         24.  Obsolete Inventory                                       $____________
         25.  Inventory not located in the U.S.                        $____________
         26.  Any Demo Inventory or Inventory sold on consignment      $____________
         27.  Inventory consisting of proprietary software.            $____________
         28.  Inventory previously exported from the United States     $____________
         29.  Inventory which constitutes defense articles or
              defense services.                                        $____________
         30.  Inventory destined for shipment to prohibited countries  $____________

---------------------------------------------------------------------------------------------------------
BORROWER:     INVISION TECHNOLOGIES, INC.                        BANK:     SILICON VALLEY BANK
---------------------------------------------------------------------------------------------------------

         31.  Inventory destined for shipment to a county in which
              Exim coverage is not available                           $____________
         32.  Inventory which is to be incorporated into items whose
              sale would result in ineligible accounts receivable      $____________
         33.  Inventory with offsetting claims                         $____________
         34.  Work in process                                          $____________
         35.  Other (please explain on reverse)                        $____________
         36.  TOTAL INVENTORY DEDUCTIONS                               $____________
         37.  Eligible Inventory (No. 23 - No. 36)                     $____________
         38.  LOAN VALUE OF INVENTORY (70% OF NO. 37)                  $____________

BALANCES
         39.  Maximum Loan Amount                                                      $______________
         40.  Total Available Lesser of (No. 20 + No. 38 minus *) or No. 39            $______________
         41.  Present balance owing on Line of Credit                                  $______________
         42.  Outstanding under Sublimits (L/C & FX)                                      $______________
         43.  RESERVE POSITION (NO. 40 - (NO. 41 + 42)                                 $______________


* (25%) of Collateral requirement on issuance of standby Letters of Credit to support bid and/or performance bonds.

The undersigned represents and warrants that as of the date hereof the foregoing is true, complete and correct, that the information reflected in this Collateral Schedule complies with the representations and warranties set forth in the Amended and Restated Export-Import Bank Loan and Security Agreement, between Borrower and Bank, and the Borrower Agreement, executed by Borrower and acknowledged by Bank, each dated May 5, 1999, as may be amended from time to time, as if all representations and warranties were made as of the date hereof, and that Borrower is, and shall remain, in full compliance with its agreements, covenants, and obligations under such agreements. Such representations and warranties include, without limitation, the following:
Borrower is using disbursements only for the purpose of enabling Borrower to finance the cost of manufacturing, purchasing or selling items intended for export. Borrower is not using disbursements for the purpose of: (a) servicing any of Borrower's unrelated pre-existing or future indebtedness; (b) acquiring fixed assets or capital goods for the use of Borrower's business;
(c) acquiring, equipping, equipping or renting commercial space outside the United States; or (d) paying salaries of non-U.S. citizens or non-U.S. permanent residents who are located in the offices of the United States. Additionally, disbursements are not being used to finance the manufacture, purchase or sale of all of the following: (a) Items to be sold to a buyer located in a country in which the Export Import Bank of the United States is legally prohibited from doing business; (b) that part of the cost of the items which is not U.S. Content unless such part is not greater than fifty percent (50%) of the cost of the items and is incorporated into the items in the United States; (c) defense articles or defense services or items directly or indirectly destined for use by military organizations designed primarily for military use (regardless of the nature or actual use of the items); or
(d) any items to be used in the construction, alteration, operation or maintenance of nuclear power, enrichment, reprocessing, research or heavy water production facilities.

Sincerely,
INVISION TECHNOLOGIES, INC.

By:____________________________________
Name:__________________________________
Title: ________________________________

Date:_________________


                                                     BANK USE ONLY

                                        RECEIVED BY:___________________________

                                        DATE:__________________________________

                                        VERIFIED BY:___________________________


                                    2